First Quarter 2010 Earnings Conference Call

Presentation Material & Supplemental Data

April 29, 2010

MEMC

TECHNOLOGY IS BUILT ON US

Safe Harbor

With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including its 2009 Form 10-K. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

MEMC
TECHNOLOGY IS BUILT ON US

Q1 Results: Summary

$ millions, unaudited

	Three Months Ended,		
	Mar. 2010	Dec. 2009	Mar. 2009
Net Sales	$ 437.7	$ 356.7	$ 214.0
Gross Profit	$ 59.3	$ 53.0	$ 19.7
Gross Profit%	*13.5%*	*14.9%*	*9.2%*
Opex excl. Restructuring & Impairment	$ 73.3	$ 63.0	$ 39.4
Restructuring & Impairment	$ 1.3	$ 1.0	$ 6.7
Operating Loss	$ (15.3)	$ (11.0)	$ (26.4)
Other (Income) & Expense	$ 10.4	$ (2.3)	$ (8.8)
Decline (increase) in Fair Value of Warrant	$ 5.3	$ (1.7)	$ 0.1
Loss Before Tax	$ (31.0)	$ (7.0)	$ (17.7)
Income Tax Benefit	$ 14.6	$ 7.3	$ 18.9
Equity in Earnings of JV & Min. Interest	$ 6.8	$ (7.4)	$ 0.8
Net (Loss) Income	$ (9.6)	$ (7.1)	$ 2.0
Diluted EPS - GAAP	$ (0.04)	$ (0.03)	$ 0.01
Weighted Avg. Diluted Shares	226.8	225.0	224.0

Strong Revenue Quarter….Work to do on Op Margin

MEMC
TECHNOLOGY IS BUILT ON US

Q1 Results: Semiconductor Materials

$ millions, unaudited

Net Sales



300
0
59
208
219
Q109
Q209
Q309
Q409
Q110

- Sequential increase 5.6%
  - Increased wafer volumes
  - Pricing up modestly
- YOY increase 273.6%
  - Wafer volume up significantly
  - Pricing down slightly

Segment Margin



20
-90
(73)
(10)
(8)
Q109
Q209
Q309
Q409
Q110

- Sequential increased $2M
  - Sequential improvement driven by productivity
- YOY increased $66M
  - Improvement driven by volume, fixed cost absorption, and productivity
  - Partially offset by lower pricing

Dramatic Recovery…Pricing and Productivity Drive Improving Margins

MEMC

TECHNOLOGY IS BUILT ON US

Q1 Results: Solar Materials

$ millions, unaudited

Net Sales


300
0
155
145
158
Q109
Q209
Q309
Q409
Q110

- Sequential increase 8.6%
  - Driven by higher wafer volumes
  - Partially offset by price
- YOY increase 1.5%
  - Driven by higher wafer volumes
  - Nearly offset by price

Segment Margin


100
0
68
32
12
Q109
Q209
Q309
Q409
Q110

- Sequential decrease by $20M
  - Driven by lower pricing
  - Higher wafering costs
- YOY decrease by $56M
  - Driven by lower pricing, lower poly sales and higher wafering costs

Tough Position…Accelerating Strategic Solution

MEMC
TECHNOLOGY IS BUILT ON US

Q1 Results: Solar Energy

$ millions, unaudited

Net Sales


Pre-Acquisition
Post-Acquisition
75
0
61
4
Q109
Q209
Q309
Q409
Q110

- Interconnected 10.9MW
  - 6.7MW Int'l projects sold to 3rd party
  - 4.2MW domestic projects funded w/non-recourse financing

Segment Margin


10
-10
NA
NA
NA
5
(6)
Q109
Q209
Q309
Q409
Q110

- Sequential increase by $11M
  - Driven by higher sales volume

Solid Results…Pipeline Continues to Grow

MEMC
TECHNOLOGY IS BUILT ON US

Free Cash Flow Walk

$ millions, unaudited

		Three Months Ended Mar. 2010
Net (loss) income	**$**	**(9.1)**
Depreciation & Amortization	$	37.5
Stock Based Compensation	$	10.9
Working Capital & Other	$	(149.4)
Cash flows from operating activities	**$**	**(110.1)**
Capital expenditures	$	(46.2)
Construction of solar energy systems	$	(44.9)
Proceeds from financing and capital lease obligations	$	72.8
Repayments of financing and capital lease obligations	$	(3.6)
Free Cash Flow	**$**	**(132.0)**

Still Expect Positive Year End Result…Significant Investment in Growth

MEMC
TECHNOLOGY IS BUILT ON US

2010 Outlook: April Update

2010 Outlook: Guid...

February 4, 2010

	2009 Actual	2010 Guidance	Modeling Support
Revenue ($ million)	$1,164	$1,750–1,850	
- Semiconductor Materials	586		60-70% Growth
- Solar Materials	573		5-15% Growth
- SunEdison	4		~$200M
Segment Operating Margin	(2%)		16-17%
- Semiconductor Materials			Higher than avg.
- Solar Materials			Higher than avg.
- SunEdison			Lower than avg.
Tax Rate			~15%
EPS from Continuing Ops	($0.30)	$0.70-0.80 ✔	
Free Cash Flow	($158)	Positive ✔	
Capital Expenditure	$225		~$350M for core

MEMC

Capital Markets Day | P. 53

Revenue may exceed high end of previously guided range
- SunEdison upside

Lower margin %, but similar $
- Solar Mat. price/cost dynamic
- Revenue mix shift

MEMC
TECHNOLOGY IS BUILT ON US